                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   ----------



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 14, 2002




                              STEEL DYNAMICS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



                                     Indiana
         (State or other jurisdiction of incorporation or organization)

                                     0-21719
                            (Commission File Number)

                                   35-1929476
                        (IRS Employer Identification No.)



         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
         ---------------------------------------------------------------

              (Address of principal executive officers) (Zip Code)

        Registrant's telephone number, including area code: 260-459-3553


          (Former name or former address, if changed since last report)
                                 Not Applicable



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ITEM 9. REGULATION FD DISCLOSURE.

A certification complying with the requirements of Section 906 of the Sarbanes-Oxley Act, 18 U.S.C. Section 1350, in the form attached hereto as
Exhibit 99.1, accompanied Registrant's Form 10-Q Quarterly Report for the quarter ending September 30, 2002, as correspondence, on November 14, 2002, and is herewith furnished to the SEC.

(c)      EXHIBITS.

  99.1 Correspondence to the SEC from Registrant, dated November 14, 2002, accompanying Registrant's Quarterly Report on Form 10-Q for the quarter ending September 30, 2002. This document is furnished herewith and is not to be deemed filed with the SEC.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                            STEEL DYNAMICS, INC.

                                            /s/ Tracy L. Shellabarger

Date: November 14, 2002                     By:  Tracy L. Shellabarger
                                                 Title: Secretary




                                INDEX TO EXHIBITS


Exhibit  Description
-------  -----------
99.1     Correspondence to the SEC from Registrant, dated November 14, 2002, accompanying Registrant's Quarterly Report on Form 10-Q for the quarter ending September 30, 2002. This document is furnished herewith and is not to be deemed filed with the SEC.




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